VERTEX ENERGY, INC. 8-K

EXHIBIT 10.2

LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of June 11, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Company”) and Macquarie Energy North America Trading Inc. (“Macquarie”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Supply and Offtake Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Supply and Offtake Agreement, dated as of April 1, 2022 (as amended from time to time, the “Supply and Offtake Agreement”) by and between Macquarie and the Company;

WHEREAS, notwithstanding Section 19.5 of the Supply and Offtake Agreement, the Company has requested that Macquarie consent to permitting the Unrestricted Cash of the Company to be less than $25,000,000, but not less than $15,000,00, in each case, for any period of more than three (3) consecutive Business Days prior to June 18, 2024, in accordance with the terms contained in this Limited Consent (the “Specified Consent”);

WHEREAS, upon the terms and conditions set forth herein, Macquarie has agreed to provide the Specified Consent, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.                 Limited Consent.

(a)	In reliance upon the representations and warranties of the Company set forth in Section 3 and covenant of the Company set forth in Section 4 below, Macquarie hereby provides the Specified Consent. After giving effect to this Limited Consent, the Unrestricted Cash of the Company may be less than $25,000,000, but not less than $15,000,00, for any period of more than three (3) consecutive Business Days without triggering an Event of Default under Section 19.5 of the Supply and Offtake Agreement. For the avoidance of doubt, this is a one-time Limited Consent, which may not be extended, and shall expire on June 18, 2024 and if a breach of the Minimum Liquidity Test (determined by reference to the $25,000,000 lower limit) is continuing on June 18, 2024 it shall constitute an Event of Default.
(b)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Supply and Offtake Agreement or any other Transaction Document, or a waiver of any other terms or provisions thereof, and the Supply and Offtake Agreement and the other Transaction Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

2.               Conditions Precedent. The satisfaction (or waiver in writing by Macquarie) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	Macquarie shall have received this Limited Consent, duly executed by the parties hereto; and
(b)	Macquarie shall have received an amendment or consent with respect to the Existing Financing Agreement to permit the Consolidated Liquidity (as defined therein) to be not less than $15,000,000 on terms (including with respect to time period) no less restrictive than those provided in Section 1 hereto.

3.                 Representations and Warranties. In order to induce Macquarie to enter into this Limited Consent, the Company hereby represents and warrants to Macquarie that:

(a)	each of the representations and warranties made to Macquarie under the Supply and Offtake Agreement and all of the other Transaction Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;
(b)	on and immediately prior to the date hereof, no Default or Event of Default will have occurred and be continuing, and immediately after giving effect to this Limited Consent, no Default or Event of Default will have occurred and be continuing; and
(c)	on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Company is not Insolvent; and
(d)	this Limited Consent has been duly executed and delivered by the Company; and
(e)	this Limited Consent constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.                 Covenant. In order to induce Macquarie to enter into this Limited Consent, the Company hereby covenants to Macquarie that, no later than 6 p.m. ET on each Business Day that this Limited Consent is in effect, it will provide to Macquarie with its end-of-day cash balance.

5.                 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 26 OF THE SUPPLY AND OFFTAKE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.                 Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 31 of the Supply and Offtake Agreement.

7.                 Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

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8.                 Effect on Transaction Documents.

(a)	The Supply and Offtake Agreement, as modified hereby, and each of the other Transaction Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Limited Consent shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Macquarie under the Supply and Offtake Agreement or any other Transaction Document. Except for the amendments to the Supply and Offtake Agreement expressly set forth herein, the Supply and Offtake Agreement and the other Transaction Documents shall remain unchanged and in full force and effect.
(b)	Upon and after the effectiveness of this Limited Consent, each reference in the Supply and Offtake Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Supply and Offtake Agreement, and each reference in the other Transaction Documents to “the Supply and Offtake Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Supply and Offtake Agreement, shall mean and be a reference to the Supply and Offtake Agreement as modified hereby.
(c)	To the extent that any of the terms and conditions in any of the Transaction Documents shall contradict or be in conflict with any of the terms or conditions of the Supply and Offtake Agreement, after giving effect to this Limited Consent, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Supply and Offtake Agreement as modified or amended hereby.
(d)	This Limited Consent is a Transaction Document.

9.                 Reaffirmation of Obligations. The Company hereby acknowledges and agrees that all terms, covenants, conditions and provisions of the Transaction Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Limited Consent. Neither this Limited Consent nor the execution and delivery of this Limited Consent by Macquarie shall constitute a novation or renewal of the Supply and Offtake Agreement or any of the Transaction Documents. This Limited Consent, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Transaction Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

[Signature Pages to Follow]

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EXECUTION PAGES

Executed by MACQUARIE ENERGY NORTH AMERICA TRADING INC. acting by:

/s/ Brian Houstoun	and	/s/ Travis McCullogh
Name: Brian Houstoun		Name: Travis McCullough
Title: Senior Managing Director		Title: Division Director

Executed by VERTEX REFINING ALABAMA LLC acting by:

/s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President and Chief Executive Officer